Exhibit 99

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-J $463,464,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

October 11, 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Table of Contents

• Preliminary Summary of Certificates (To Roll)	pg. 3

• Preliminary Summary of Certificates (To Maturity)	pg. 4

• Preliminary Summary of Terms	pg. 5

• Preliminary Credit Support	pg. 12

• Preliminary Priority of Distributions	pg. 12

• Preliminary Bond Summary (To Roll)	pg. 13

• Preliminary Bond Summary (To Maturity)	pg. 17

Banc of America Securities LLC	2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Certificates
To Roll (1)

Class	Approx. Size (2)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB	Delay Days	Expected Ratings (Moody’s/Fitch)
Offered Certificates
1-A-1	$68,540,000	Variable – Pass-Through (3)	1.95	1-36	10/25/2008	24	Aaa / AAA
1-A-2	2,899,000	Variable – Pass-Through (3)	1.95	1-36	10/25/2008	24	Aa1 / AAA
2-A-1	129,351,000	Variable – Pass-Through (4)	2.57	1-60	10/25/2010	24	Aaa / AAA
2-A-2	10,943,000	Variable – Pass-Through (4)	2.57	1-60	10/25/2010	24	Aa1 / AAA
2-A-3	82,013,000	Variable – Sequential (4)	1.40	1-40	2/25/2009	24	Aaa / AAA
2-A-4	21,039,000	Variable – Sequential (4)	4.17	40-59	9/25/2010	24	Aaa / AAA
2-A-5	26,298,000	Variable – Sequential (4)	4.94	59-60	10/25/2010	24	Aaa / AAA
3-A-1	60,345,000	Variable – Pass-Through (5)	2.91	1-84	10/25/2012	24	Aaa / AAA
3-A-2	2,553,000	Variable – Pass-Through (5)	2.91	1-84	10/25/2012	24	Aa1 / AAA
4-A-1	57,069,000	Variable – Pass-Through (6)	3.20	1-120	10/25/2015	24	Aaa / AAA
4-A-2	2,414,000	Variable – Pass-Through (6)	3.20	1-120	10/25/2015	24	Aa1 / AAA

Not Offered Hereunder
B-1	$11,093,000						N.A.
B-2	2,894,000						N.A.
B-3	1,929,000						N.A.
B-4	965,000						N.A.
B-5	964,000						N.A.
B-6	965,265.34						N.A.
1-A-R	100						N.A.

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015 respectively.
(2)	Class sizes are subject to change.
(3)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC	3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Certificates
To Maturity

Class	Approx. Size (1)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos) (2)	Expected Final Maturity (2)	Delay Days	Expected Ratings (Moody’s/Fitch)
Offered Certificates
1-A-1	$68,540,000	Variable – Pass-Through (3)	3.29	1-360	10/25/2035	24	Aaa / AAA
1-A-2	2,899,000	Variable – Pass-Through (3)	3.29	1-360	10/25/2035	24	Aa1 / AAA
2-A-1	129,351,000	Variable – Pass-Through (4)	3.31	1-360	10/25/2035	24	Aaa / AAA
2-A-2	10,943,000	Variable – Pass-Through (4)	3.31	1-360	10/25/2035	24	Aa1 / AAA
2-A-3	82,013,000	Variable – Sequential (4)	1.40	1-40	2/25/2009	24	Aaa / AAA
2-A-4	21,039,000	Variable – Sequential (4)	4.21	40-64	2/25/2011	24	Aaa / AAA
2-A-5	26,298,000	Variable – Sequential (4)	8.52	64-360	10/25/2035	24	Aaa / AAA
3-A-1	60,345,000	Variable – Pass-Through (5)	3.31	1-360	10/25/2035	24	Aaa / AAA
3-A-2	2,553,000	Variable – Pass-Through (5)	3.31	1-360	10/25/2035	24	Aa1 / AAA
4-A-1	57,069,000	Variable – Pass-Through (6)	3.36	1-360	10/25/2035	24	Aaa / AAA
4-A-2	2,414,000	Variable – Pass-Through (6)	3.36	1-360	10/25/2035	24	Aa1 / AAA

(1)	Class sizes are subject to change.
(2)	Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.
(3)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC	4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Transaction:	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2005-J

Lead Manager (Book Runner):	Banc of America Securities LLC

Co-Managers:	Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:	Bank of America, N.A.

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Transaction Size:	$482,274,365

Securities Offered:

$68,540,000 Class 1-A-1 Certificates

$2,899,000 Class 1-A-2 Certificates

$129,351,000 Class 2-A-1 Certificates

$10,943,000 Class 2-A-2 Certificates

$82,013,000 Class 2-A-3 Certificates

$21,039,000 Class 2-A-4 Certificates

$26,298,000 Class 2-A-5 Certificates

$60,345,000 Class 3-A-1 Certificates

$2,553,000 Class 3-A-2 Certificates

$57,069,000 Class 4-A-1 Certificates

$2,414,000 Class 4-A-2 Certificates

Group 1 Collateral:	3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.49% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:	5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.47% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Banc of America Securities LLC	5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Group 4 Collateral:	10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.28% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:	Week of October 10, 2005

Expected Closing Date:	On or about October 27, 2005

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: November 25, 2005)

Cut-Off Date:	October 1, 2005

Class A Certificates:	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates (the “Class A Certificates”). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the “Class B Certificates”). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:	Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:	Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5 Certificates

Group 3-A Certificates:	Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:	Class 4-A-1 and 4-A-2 Certificates

Super Senior Certificates:	Class 1-A-1, 2-A-1, 2-A-3, 2-A-4, 2-A-5, 3-A-1 and 4-A-1 Certificates

Super Senior Support Certificates:	Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2 Certificates

Sequential Senior Certificates:	Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:	30/360

Prepayment Speed:	25% CPB

Clearing:	DTC, Clearstream and Euroclear

Denominations:	Original Certificate Form	Minimum Denominations	Incremental Denominations
Class A Offered Certificates	Book Entry	$1,000	$1

SMMEA Eligibility:	The Class A Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Banc of America Securities LLC	6

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Tax Structure:	REMIC

Optional Clean-up Call:	Any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date (“Cut-off Date Pool Principal Balance”).

Principal Distribution:	Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificate and then to the Class 1-A-1 and 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates, concurrently, as follows, (A) approximately 95.941686075%, concurrently as follows, (i) approximately 50.0001932733% to the Class 2-A-1 Certificates until their class balance has been reduced to zero and (ii) sequentially, as follows, approximately 49.9998067267% to the Class 2-A-3, 2-A-4 and 2-A-5 Certificates, in that order, until their class balances have been reduced to zero, and (B) approximately 4.058313925% to the Class 2-A-2 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and 3-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Preliminary Priority of Distributions section.)

Interest Accrual:	Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on October 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Banc of America Securities LLC	7

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Administrative Fee:	The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The “Administrative Fees” consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the “Servicing Fee”) and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the “Administrative Fee Rate”) equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The “Trustee Fee Rate” will be 0.0045% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:	The aggregate Servicing Fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:	As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:	The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Banc of America Securities LLC	8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:	The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Banc of America Securities LLC	9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Senior Prepayment Percentage:	For the following Distribution Dates, will be as follows:
	Distribution Date	Senior Prepayment Percentage
	November 2005 through October 2012	100%;
	November 2012 through October 2013	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;
	November 2013 through October 2014	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;
	November 2014 through October 2015	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;
	November 2015 through October 2016	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;
	November 2016 and thereafter	the applicable Senior Percentage;
provided, however,

	(i)	if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the “Total Senior Percentage”) exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

	(ii)	if for each Group of Certificates on any Distribution Date prior to the November 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

	(iii)	if for each Group of Certificates on or after the November 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

Banc of America Securities LLC	10

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Principal Amount:	The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds (other than any foreclosure profits net of unreimbursed expenses and unreiumbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:	The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:	The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

Banc of America Securities LLC	11

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

Preliminary Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

Banc of America Securities LLC	12

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Roll (1)

1-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100.300000	5.013	4.969	4.944	4.915	4.884	4.809	4.713
Average Life (Years)	2.703	2.309	2.126	1.954	1.791	1.495	1.234
Modified Duration	2.457	2.110	1.948	1.796	1.652	1.387	1.153
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008
Principal # Months	36	36	36	36	36	36	36

1-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100.062500	5.109	5.081	5.065	5.047	5.027	4.979	4.918
Average Life (Years)	2.703	2.309	2.126	1.954	1.791	1.495	1.234
Modified Duration	2.456	2.108	1.946	1.793	1.649	1.385	1.150
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008
Principal # Months	36	36	36	36	36	36	36

2-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.750000	5.143	5.136	5.132	5.128	5.122	5.110	5.094
Average Life (Years)	4.279	3.314	2.922	2.571	2.261	1.751	1.359
Modified Duration	3.719	2.915	2.586	2.290	2.027	1.590	1.250
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010
Principal # Months	60	60	60	60	60	60	60

2-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.421875	5.232	5.249	5.259	5.271	5.285	5.317	5.357
Average Life (Years)	4.279	3.314	2.922	2.571	2.261	1.751	1.359
Modified Duration	3.716	2.910	2.581	2.284	2.021	1.584	1.245
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010
Principal # Months	60	60	60	60	60	60	60

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015, respectively.

Banc of America Securities LLC	13

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Roll (1)

2-A-3

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.812500	5.122	5.095	5.073	5.049	5.023	4.967	4.903
Average Life (Years)	3.883	2.372	1.789	1.400	1.139	0.809	0.608
Modified Duration	3.394	2.133	1.640	1.302	1.070	0.769	0.582
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	09/25/2010	09/25/2010	01/25/2010	02/25/2009	06/25/2008	09/25/2007	03/25/2007
Principal # Months	59	59	51	40	32	23	17

2-A-4

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.281250	5.257	5.257	5.259	5.271	5.292	5.341	5.397
Average Life (Years)	4.930	4.911	4.798	4.170	3.384	2.368	1.760
Modified Duration	4.254	4.239	4.152	3.660	3.028	2.174	1.641
Principal Window Begin	09/25/2010	09/25/2010	01/25/2010	02/25/2009	06/25/2008	09/25/2007	03/25/2007
Principal Window End	10/25/2010	09/25/2010	09/25/2010	09/25/2010	01/25/2010	10/25/2008	12/25/2007
Principal # Months	2	1	9	20	20	14	10

2-A-5

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.796875	5.136	5.136	5.136	5.136	5.135	5.130	5.121
Average Life (Years)	4.994	4.974	4.958	4.945	4.863	4.193	3.378
Modified Duration	4.307	4.291	4.279	4.269	4.206	3.678	3.014
Principal Window Begin	10/25/2010	09/25/2010	09/25/2010	09/25/2010	01/25/2010	10/25/2008	12/25/2007
Principal Window End	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010
Principal # Months	1	2	2	2	10	25	35

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015, respectively.

Banc of America Securities LLC	14

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Roll (1)

3-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.765625	5.310	5.300	5.295	5.288	5.281	5.263	5.242
Average Life (Years)	5.676	4.028	3.423	2.913	2.487	1.841	1.389
Modified Duration	4.702	3.415	2.936	2.527	2.183	1.651	1.269
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012
Principal # Months	84	84	84	84	84	84	84

3-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.390625	5.389	5.410	5.422	5.437	5.453	5.491	5.538
Average Life (Years)	5.676	4.028	3.423	2.913	2.487	1.841	1.389
Modified Duration	4.696	3.407	2.928	2.519	2.175	1.643	1.262
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012
Principal # Months	84	84	84	84	84	84	84

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015, respectively.

Banc of America Securities LLC	15

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Roll (1)

4-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100.015625	5.437	5.403	5.383	5.360	5.335	5.275	5.204
Average Life (Years)	7.613	4.800	3.897	3.195	2.651	1.892	1.404
Modified Duration	5.891	3.893	3.231	2.705	2.287	1.685	1.281
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015
Principal # Months	120	120	120	120	120	120	120

4-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.453125	5.532	5.548	5.558	5.569	5.581	5.610	5.645
Average Life (Years)	7.613	4.800	3.897	3.195	2.651	1.892	1.404
Modified Duration	5.877	3.876	3.215	2.689	2.273	1.673	1.271
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015
Principal # Months	120	120	120	120	120	120	120

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015, respectively.

Banc of America Securities LLC	16

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Maturity

1-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100.300000	5.978	5.703	5.574	5.448	5.328	5.101	4.890
Average Life (Years)	11.831	5.501	4.171	3.294	2.680	1.887	1.399
Modified Duration	7.487	4.209	3.370	2.768	2.318	1.696	1.288
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	04/25/2033
Principal # Months	360	360	360	360	360	360	330

1-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100.062500	6.009	5.759	5.644	5.534	5.430	5.241	5.074
Average Life (Years)	11.831	5.501	4.171	3.294	2.680	1.887	1.399
Modified Duration	7.474	4.199	3.362	2.761	2.311	1.691	1.283
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	06/25/2035	07/25/2029
Principal # Months	360	360	360	360	360	356	285

2-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.750000	5.875	5.584	5.471	5.377	5.301	5.193	5.127
Average Life (Years)	11.941	5.535	4.190	3.305	2.686	1.889	1.399
Modified Duration	7.679	4.269	3.401	2.781	2.320	1.690	1.280
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	12/25/2033
Principal # Months	360	360	360	360	360	360	338

2-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.421875	5.918	5.661	5.568	5.495	5.442	5.388	5.385
Average Life (Years)	11.941	5.535	4.190	3.305	2.686	1.889	1.399
Modified Duration	7.660	4.255	3.389	2.771	2.311	1.683	1.274
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	03/25/2031
Principal # Months	360	360	360	360	360	360	305

Banc of America Securities LLC	17

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Maturity

2-A-3

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.812500	5.600	5.113	5.073	5.049	5.023	4.967	4.903
Average Life (Years)	6.531	2.421	1.789	1.400	1.139	0.809	0.608
Modified Duration	5.120	2.171	1.640	1.302	1.070	0.769	0.582
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	02/25/2020	07/25/2011	01/25/2010	02/25/2009	06/25/2008	09/25/2007	03/25/2007
Principal # Months	172	69	51	40	32	23	17

2-A-4

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.281250	6.053	5.616	5.378	5.278	5.292	5.341	5.397
Average Life (Years)	17.077	7.200	5.389	4.207	3.385	2.368	1.760
Modified Duration	10.680	5.842	4.587	3.688	3.029	2.174	1.641
Principal Window Begin	02/25/2020	07/25/2011	01/25/2010	02/25/2009	06/25/2008	09/25/2007	03/25/2007
Principal Window End	11/25/2025	10/25/2014	07/25/2012	02/25/2011	01/25/2010	10/25/2008	12/25/2007
Principal # Months	70	40	31	25	20	14	10

2-A-5

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.796875	6.100	5.915	5.786	5.640	5.492	5.294	5.186
Average Life (Years)	24.705	13.914	10.721	8.525	6.951	4.873	3.577
Modified Duration	12.862	9.276	7.772	6.568	5.600	4.156	3.159
Principal Window Begin	11/25/2025	10/25/2014	07/25/2012	02/25/2011	01/25/2010	10/25/2008	12/25/2007
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	12/25/2033
Principal # Months	120	253	280	297	310	325	313

Banc of America Securities LLC	18

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Maturity

3-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.765625	5.798	5.547	5.461	5.396	5.349	5.287	5.248
Average Life (Years)	12.039	5.560	4.203	3.312	2.689	1.889	1.399
Modified Duration	7.751	4.270	3.393	2.771	2.310	1.682	1.275
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	03/25/2033
Principal # Months	360	360	360	360	360	360	329

3-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.390625	5.846	5.635	5.572	5.532	5.511	5.510	5.543
Average Life (Years)	12.039	5.560	4.203	3.312	2.689	1.889	1.399
Modified Duration	7.729	4.254	3.379	2.759	2.300	1.674	1.269
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	05/25/2035	05/25/2029
Principal # Months	360	360	360	360	360	355	283

Banc of America Securities LLC	19

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Maturity

4-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100.015625	5.728	5.517	5.449	5.396	5.353	5.280	5.205
Average Life (Years)	12.619	5.712	4.289	3.362	2.720	1.903	1.405
Modified Duration	8.025	4.339	3.431	2.794	2.325	1.691	1.281
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	03/25/2033
Principal # Months	360	360	360	360	360	360	329

4-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.453125	5.798	5.647	5.613	5.598	5.596	5.613	5.645
Average Life (Years)	12.619	5.712	4.289	3.362	2.720	1.903	1.405
Modified Duration	7.991	4.314	3.410	2.775	2.310	1.679	1.272
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	06/25/2035	06/25/2029
Principal # Months	360	360	360	360	360	356	284

Banc of America Securities LLC	20

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

MBS New Issue Term Sheet – Collateral Appendix

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-J

$482,736,765 (approximate)

October 11, 2005

1

BoAMS 2005-J	$482,736,765 (approximate)

Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.49% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$74,338,661
Total Number of Loans		127
Average Loan Principal Balance		$585,344		$400,000 to $1,000,000
WA Gross Coupon		5.597%		4.875% to 6.750%
WA FICO		741		621 to 807
WA Original Term (mos.)		360 months		360 to 360 months
WA Remaining Term (mos.)		359 months		357 to 360 months
WA OLTV		72.43%		29.85% to 80.00%
WA Months to First Rate Adjustment Date		35 months		25 to 36 months
Gross Margin		2.250%
WA Rate Ceiling		11.597%		10.875% to 12.750%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL IL VA NC	39.06 9.58 5.92 5.71 3.80	% % % % %

Banc of America Securities LLC	2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	116	$67,753,856.43	91.14%
Second Home	11	6,584,804.78	8.86

Total:	127	$74,338,661.21	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 1 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	82	$48,188,427.19	64.82%
PUD-Detached	27	16,640,963.96	22.39
Condominium	13	7,085,455.25	9.53
PUD-Attached	3	1,337,400.00	1.80
2-Family	1	559,415.32	0.75
Townhouse	1	526,999.49	0.71

Total:	127	$74,338,661.21	100.00%

Mortgage Loan Purpose of the Group 1 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	77	$45,052,093.37	60.60%
Refinance-Rate/Term	24	14,977,842.88	20.15
Refinance-Cashout	26	14,308,724.96	19.25

Total:	127	$74,338,661.21	100.00%

Banc of America Securities LLC	3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 1 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Arizona	2	$819,561.49	1.10%
California	49	29,034,414.52	39.06
Colorado	4	2,618,000.00	3.52
Connecticut	1	958,949.22	1.29
Florida	11	7,120,603.39	9.58
Georgia	1	422,400.00	0.57
Hawaii	1	737,000.00	0.99
Illinois	8	4,399,289.88	5.92
Kansas	1	750,000.00	1.01
Maryland	2	1,055,000.00	1.42
Massachusetts	5	2,638,731.28	3.55
Michigan	2	952,000.00	1.28
Minnesota	1	468,000.00	0.63
Missouri	3	1,479,000.00	1.99
Montana	1	650,000.00	0.87
Nevada	3	1,985,758.15	2.67
New Jersey	3	1,457,000.00	1.96
New Mexico	1	645,000.00	0.87
New York	2	1,087,415.32	1.46
North Carolina	5	2,823,698.49	3.80
Ohio	1	440,000.00	0.59
Oregon	1	526,999.49	0.71
Pennsylvania	1	996,500.00	1.34
South Carolina	1	950,000.00	1.28
Tennessee	1	840,000.00	1.13
Texas	2	1,350,000.00	1.82
Utah	3	1,730,406.29	2.33
Virginia	9	4,245,333.69	5.71
Washington	1	550,000.00	0.74
Wisconsin	1	607,600.00	0.82

Total:	127	$74,338,661.21	100.00%

As of the Cut-Off Date, no more than approximately 2.35% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 1 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	30	$17,851,338.62	61.48%
Southern California	19	11,183,075.90	38.52

Total:	49	$29,034,414.52	100.00%

Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	5	$2,000,000.00	2.69%
400,000.01 - 450,000.00	22	9,328,432.06	12.55
450,000.01 - 500,000.00	20	9,660,454.23	13.00
500,000.01 - 550,000.00	24	12,766,033.60	17.17
550,000.01 - 600,000.00	10	5,665,358.08	7.62
600,000.01 - 650,000.00	9	5,673,100.00	7.63
650,000.01 - 700,000.00	7	4,772,730.46	6.42
700,000.01 - 750,000.00	13	9,463,932.15	12.73
750,000.01 - 800,000.00	5	3,952,550.73	5.32
800,000.01 - 850,000.00	1	840,000.00	1.13
850,000.01 - 900,000.00	6	5,310,620.68	7.14
900,000.01 - 950,000.00	1	950,000.00	1.28
950,000.01 - 1,000,000.00	4	3,955,449.22	5.32

Total:	127	$74,338,661.21	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $585,344.

Banc of America Securities LLC	5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
25.01 - 30.00	1	$400,000.00	0.54%
30.01 - 35.00	2	1,447,497.99	1.95
40.01 - 45.00	2	1,350,000.00	1.82
45.01 - 50.00	4	2,592,200.00	3.49
50.01 - 55.00	1	550,000.00	0.74
55.01 - 60.00	3	1,872,167.10	2.52
60.01 - 65.00	9	6,120,331.08	8.23
65.01 - 70.00	13	7,484,974.47	10.07
70.01 - 75.00	20	12,034,791.35	16.19
75.01 - 80.00	72	40,486,699.22	54.46

Total:	127	$74,338,661.21	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.43%.

Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.751 - 5.000	3	$1,810,000.00	2.43%
5.001 - 5.250	20	12,518,724.52	16.84
5.251 - 5.500	43	25,278,094.54	34.00
5.501 - 5.750	30	17,723,308.73	23.84
5.751 - 6.000	19	10,652,533.75	14.33
6.001 - 6.250	5	2,819,399.67	3.79
6.251 - 6.500	5	2,411,800.00	3.24
6.501 - 6.750	2	1,124,800.00	1.51

Total:	127	$74,338,661.21	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.597% per annum.

Banc of America Securities LLC	6

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Gross Margin of the Group 1 Mortgage Loans(1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	127	$74,338,661.21	100.00%

Total:	127	$74,338,661.21	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 1 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.751 - 11.000	3	$1,810,000.00	2.43%
11.001 - 11.250	20	12,518,724.52	16.84
11.251 - 11.500	43	25,278,094.54	34.00
11.501 - 11.750	30	17,723,308.73	23.84
11.751 - 12.000	19	10,652,533.75	14.33
12.001 - 12.250	5	2,819,399.67	3.79
12.251 - 12.500	5	2,411,800.00	3.24
12.501 - 12.750	2	1,124,800.00	1.51

Total:	127	$74,338,661.21	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.597% per annum.

Banc of America Securities LLC	7

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
November 1, 2007	1	$692,707.36	0.93%
August 1, 2008	2	1,254,000.00	1.69
September 1, 2008	75	43,880,063.85	59.03
October 1, 2008	49	28,511,890.00	38.35

Total:	127	$74,338,661.21	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Remaining Terms of the Group 1 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	127	$74,338,661.21	100.00%

Total:	127	$74,338,661.21	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	5	$3,028,670.65	4.07%
751 - 800	61	36,882,948.06	49.61
701 - 750	37	20,469,629.02	27.54
651 - 700	16	9,961,037.93	13.40
601 - 650	8	3,996,375.55	5.38

Total:	127	$74,338,661.21	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.47% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$280,586,900
Total Number of Loans		518
Average Loan Principal Balance		$541,674		$165,083 to $1,330,000
WA Gross Coupon		5.366%		3.750% to 6.750%
WA FICO		742		621 to 825
WA Original Term (mos.)		360 months		300 to 360 months
WA Remaining Term (mos.)		359 months		299 to 360 months
WA OLTV		72.47%		14.29% to 95.00%
WA Months to First Rate Adjustment Date		59 months		45 to 60 months
Gross Margin		2.250%
WA Rate Ceiling		10.366%		8.750% to 11.750%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA MD GA	44.95 11.02 10.07 4.62 3.16	% % % % %

Banc of America Securities LLC	9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	469	$253,697,676.69	90.42%
Second Home	46	25,388,422.33	9.05
Investor Property	3	1,500,801.32	0.53

Total:	518	$280,586,900.34	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 2 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	273	$149,943,378.79	53.44%
PUD-Detached	143	80,751,063.44	28.78
Condominium	77	38,132,057.67	13.59
PUD-Attached	18	8,108,481.88	2.89
Cooperative	2	1,150,429.08	0.41
Townhouse	2	1,031,200.00	0.37
3-Family	2	970,811.52	0.35
2-Family	1	499,477.96	0.18

Total:	518	$280,586,900.34	100.00%

Mortgage Loan Purpose of the Group 2 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	357	$192,842,453.08	68.73%
Refinance-Rate/Term	84	47,522,975.16	16.94
Refinance-Cashout	77	40,221,472.10	14.33

Total:	518	$280,586,900.34	100.00%

Banc of America Securities LLC	10

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 2 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Alabama	1	$553,243.38	0.20%
Alaska	1	493,120.00	0.18
Arizona	8	3,543,988.40	1.26
California	238	126,125,279.57	44.95
Colorado	8	5,060,376.48	1.80
Connecticut	4	2,848,775.29	1.02
Delaware	1	510,377.00	0.18
District of Columbia	6	3,166,212.10	1.13
Florida	57	30,928,153.53	11.02
Georgia	15	8,854,946.97	3.16
Hawaii	5	3,441,330.13	1.23
Illinois	12	7,406,488.99	2.64
Indiana	1	960,000.00	0.34
Maine	1	424,000.00	0.15
Maryland	21	12,976,121.66	4.62
Massachusetts	8	5,232,513.70	1.86
Michigan	2	970,000.00	0.35
Minnesota	1	400,000.00	0.14
Missouri	3	1,393,210.77	0.50
Montana	1	495,494.30	0.18
Nebraska	1	552,000.00	0.20
Nevada	10	5,247,513.39	1.87
New Jersey	8	4,546,242.81	1.62
New Mexico	2	1,091,000.00	0.39
New York	5	2,388,250.00	0.85
North Carolina	7	3,343,063.73	1.19
Oregon	2	1,655,000.00	0.59
Pennsylvania	2	1,219,120.00	0.43
Rhode Island	1	750,000.00	0.27
South Carolina	7	3,990,259.53	1.42
Tennessee	2	1,079,510.61	0.38
Texas	7	3,758,712.80	1.34
Vermont	2	898,437.80	0.32
Virginia	57	28,253,889.05	10.07
Washington	11	6,030,268.35	2.15

Total:	518	$280,586,900.34	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.95% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	11

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 2 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	132	$70,559,075.32	55.94%
Southern California	106	55,566,204.25	44.06

Total:	238	$126,125,279.57	100.00%

Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
150,000.01 - 200,000.00	1	$165,083.00	0.06%
350,000.01 - 400,000.00	30	11,914,735.82	4.25
400,000.01 - 450,000.00	137	58,437,921.45	20.83
450,000.01 - 500,000.00	114	54,626,121.40	19.47
500,000.01 - 550,000.00	64	33,609,509.25	11.98
550,000.01 - 600,000.00	55	31,781,975.16	11.33
600,000.01 - 650,000.00	37	23,401,024.98	8.34
650,000.01 - 700,000.00	15	10,246,703.41	3.65
700,000.01 - 750,000.00	15	10,938,483.38	3.90
750,000.01 - 800,000.00	11	8,584,124.95	3.06
800,000.01 - 850,000.00	12	9,973,765.08	3.55
850,000.01 - 900,000.00	5	4,433,195.30	1.58
900,000.01 - 950,000.00	3	2,785,129.53	0.99
950,000.01 - 1,000,000.00	13	12,783,251.40	4.56
1,000,000.01 - 1,500,000.00	6	6,905,876.23	2.46

Total:	518	$280,586,900.34	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $541,674.

Banc of America Securities LLC	12

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.01 - 15.00	2	$1,488,900.40	0.53%
20.01 - 25.00	2	982,994.20	0.35
30.01 - 35.00	3	1,832,000.00	0.65
35.01 - 40.00	4	2,273,255.96	0.81
40.01 - 45.00	6	4,364,305.11	1.56
45.01 - 50.00	10	7,770,112.50	2.77
50.01 - 55.00	12	6,541,172.43	2.33
55.01 - 60.00	29	14,710,998.24	5.24
60.01 - 65.00	30	16,925,358.56	6.03
65.01 - 70.00	63	35,277,230.60	12.57
70.01 - 75.00	48	25,549,258.55	9.11
75.01 - 80.00	300	158,684,731.71	56.55
80.01 - 85.00	1	493,000.00	0.18
85.01 - 90.00	4	2,027,456.28	0.72
90.01 - 95.00	4	1,666,125.80	0.59

Total:	518	$280,586,900.34	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.47%.

Banc of America Securities LLC	13

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.501 - 3.750	1	$401,250.00	0.14%
3.751 - 4.000	6	3,935,683.66	1.40
4.001 - 4.250	12	7,031,518.34	2.51
4.251 - 4.500	17	9,368,600.18	3.34
4.501 - 4.750	26	14,575,404.12	5.19
4.751 - 5.000	47	26,501,733.38	9.45
5.001 - 5.250	85	47,096,656.05	16.79
5.251 - 5.500	134	71,590,896.87	25.51
5.501 - 5.750	113	59,469,774.50	21.19
5.751 - 6.000	61	31,790,733.50	11.33
6.001 - 6.250	9	5,179,567.42	1.85
6.251 - 6.500	5	2,607,582.32	0.93
6.501 - 6.750	2	1,037,500.00	0.37

Total:	518	$280,586,900.34	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.366% per annum.

Gross Margin of the Group 2 Mortgage Loans(1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	518	$280,586,900.34	100.00%

Total:	518	$280,586,900.34	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC	14

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Rate Ceilings of the Group 2 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.501 - 8.750	1	$401,250.00	0.14%
8.751 - 9.000	6	3,935,683.66	1.40
9.001 - 9.250	12	7,031,518.34	2.51
9.251 - 9.500	17	9,368,600.18	3.34
9.501 - 9.750	26	14,575,404.12	5.19
9.751 - 10.000	47	26,501,733.38	9.45
10.001 - 10.250	85	47,096,656.05	16.79
10.251 - 10.500	134	71,590,896.87	25.51
10.501 - 10.750	113	59,469,774.50	21.19
10.751 - 11.000	61	31,790,733.50	11.33
11.001 - 11.250	9	5,179,567.42	1.85
11.251 - 11.500	5	2,607,582.32	0.93
11.501 - 11.750	2	1,037,500.00	0.37

Total:	518	$280,586,900.34	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.366% per annum.

First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

First Rate Adjustment Date	Number of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
July 1, 2009	1	562,925.91	0.20
June 1, 2010	1	165,083.00	0.06
July 1, 2010	5	3,277,319.60	1.17
August 1, 2010	8	$3,949,241.12	1.41%
September 1, 2010	316	170,705,919.91	60.84
October 1, 2010	187	101,926,410.80	36.33

Total:	518	$280,586,900.34	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC	15

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Remaining Terms of the Group 2 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
281 - 300	2	$906,558.17	0.32%
341 - 360	516	279,680,342.17	99.68

Total:	518	$280,586,900.34	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	30	$17,267,267.27	6.15%
751 - 800	225	122,239,496.88	43.57
701 - 750	165	87,436,429.05	31.16
651 - 700	80	43,223,518.62	15.40
601 - 650	15	8,738,705.52	3.11
Not Scored	3	1,681,483.00	0.60

Total:	518	$280,586,900.34	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	16

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.25% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$65,450,894
Total Number of Loans		120
Average Loan Principal Balance		$545,424		$395,533 to $1,025,000
WA Gross Coupon		5.531%		4.500% to 6.500%
WA FICO		748		628 to 819
WA Original Term (mos.)		359 months		240 to 360
WA Remaining Term (mos.)		358 months		239 to 360
WA OLTV		71.97%		22.23% to 90.00%
WA Months to First Rate Adjustment Date		83 months		82 to 84 months
Gross Margin		2.250%
WA Rate Ceiling		10.531%		9.500% to 11.500%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA VA IL SC FL	34.65 7.34 6.43 6.13 5.53	% % % % %

Banc of America Securities LLC	17

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	104	$57,141,088.23	87.30%
Second Home	16	8,309,805.49	12.70

Total:	120	$65,450,893.72	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 3 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	68	$38,351,219.67	58.60%
PUD-Detached	26	14,513,558.34	22.17
Condominium	20	9,672,832.77	14.78
PUD-Attached	4	1,898,483.71	2.90
Townhouse	2	1,014,799.23	1.55

Total:	120	$65,450,893.72	100.00%

Mortgage Loan Purpose of the Group 3 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	80	$43,966,177.49	67.17%
Refinance-Rate/Term	24	13,066,057.99	19.96
Refinance-Cashout	16	8,418,658.24	12.86

Total:	120	$65,450,893.72	100.00%

Banc of America Securities LLC	18

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 3 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Arizona	3	$1,519,000.00	2.32%
California	42	22,677,540.88	34.65
Colorado	2	1,525,575.00	2.33
Connecticut	3	1,603,000.00	2.45
District of Columbia	3	1,902,000.00	2.91
Florida	7	3,621,254.84	5.53
Georgia	1	434,750.00	0.66
Illinois	8	4,207,284.46	6.43
Kansas	1	508,969.31	0.78
Maryland	6	3,494,374.03	5.34
Massachusetts	3	1,423,507.83	2.17
Michigan	1	520,000.00	0.79
Minnesota	4	2,452,407.00	3.75
Nevada	1	840,000.00	1.28
New Jersey	4	2,170,514.51	3.32
New York	1	411,559.54	0.63
North Carolina	4	1,843,999.42	2.82
Oklahoma	1	474,000.00	0.72
Pennsylvania	2	1,555,400.00	2.38
South Carolina	7	4,011,748.55	6.13
Tennessee	2	946,498.00	1.45
Texas	3	1,806,427.66	2.76
Virginia	10	4,801,082.69	7.34
Washington	1	700,000.00	1.07

Total:	120	$65,450,893.72	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.32% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	19

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 3 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	25	$14,153,866.17	62.41%
Southern California	17	8,523,674.71	37.59

Total:	42	$22,677,540.88	100.00%

Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	1	$395,533.00	0.60%
400,000.01 - 450,000.00	43	18,394,054.10	28.10
450,000.01 - 500,000.00	21	10,082,979.99	15.41
500,000.01 - 550,000.00	12	6,277,335.53	9.59
550,000.01 - 600,000.00	11	6,349,399.26	9.70
600,000.01 - 650,000.00	7	4,388,873.07	6.71
650,000.01 - 700,000.00	10	6,808,154.84	10.40
700,000.01 - 750,000.00	7	5,163,988.93	7.89
800,000.01 - 850,000.00	1	840,000.00	1.28
850,000.01 - 900,000.00	1	900,000.00	1.38
900,000.01 - 950,000.00	2	1,870,000.00	2.86
950,000.01 - 1,000,000.00	3	2,955,575.00	4.52
1,000,000.01 - 1,500,000.00	1	1,025,000.00	1.57

Total:	120	$65,450,893.72	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $545,424.

Banc of America Securities LLC	20

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
20.01 - 25.00	2	$1,077,000.00	1.65%
40.01 - 45.00	3	1,667,359.93	2.55
45.01 - 50.00	2	934,750.00	1.43
50.01 - 55.00	4	2,067,012.51	3.16
55.01 - 60.00	5	2,923,027.60	4.47
60.01 - 65.00	7	3,955,898.92	6.04
65.01 - 70.00	18	9,980,333.17	15.25
70.01 - 75.00	12	6,264,377.23	9.57
75.01 - 80.00	66	36,179,694.07	55.28
85.01 - 90.00	1	401,440.29	0.61

Total:	120	$65,450,893.72	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.97%.

Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	2	$1,121,400.00	1.71%
4.501 - 4.750	1	599,227.66	0.92
4.751 - 5.000	6	3,834,969.31	5.86
5.001 - 5.250	20	11,676,437.35	17.84
5.251 - 5.500	25	13,190,203.86	20.15
5.501 - 5.750	42	22,127,383.94	33.81
5.751 - 6.000	20	10,533,271.60	16.09
6.001 - 6.250	3	1,671,000.00	2.55
6.251 - 6.500	1	697,000.00	1.06

Total:	120	$65,450,893.72	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.531% per annum.

Banc of America Securities LLC	21

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Gross Margin of the Group 3 Mortgage Loans(1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	120	$65,450,893.72	100.00%

Total:	120	$65,450,893.72	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 3 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.251 - 9.500	2	$1,121,400.00	1.71%
9.501 - 9.750	1	599,227.66	0.92
9.751 - 10.000	6	3,834,969.31	5.86
10.001 - 10.250	20	11,676,437.35	17.84
10.251 - 10.500	25	13,190,203.86	20.15
10.501 - 10.750	42	22,127,383.94	33.81
10.751 - 11.000	20	10,533,271.60	16.09
11.001 - 11.250	3	1,671,000.00	2.55
11.251 - 11.500	1	697,000.00	1.06

Total:	120	$65,450,893.72	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.531% per annum.

Banc of America Securities LLC	22

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
August 1, 2012	1	$576,000.00	0.88%
September 1, 2012	71	37,709,336.72	57.61
October 1, 2012	48	27,165,557.00	41.51

Total:	120	$65,450,893.72	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Remaining Terms of the Group 3 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
221 - 240	1	$723,359.93	1.11%
341 - 360	119	64,727,533.79	98.89

Total:	120	$65,450,893.72	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	9	$5,590,934.93	8.54%
751 - 800	56	30,429,162.93	46.49
701 - 750	35	18,953,837.79	28.96
651 - 700	19	9,976,958.07	15.24
601 - 650	1	500,000.00	0.76

Total:	120	$65,450,893.72	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	23

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Collateral Summary of Group 4 Mortgage Loans

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.28% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$61,897,910
Total Number of Loans		110
Average Loan Principal Balance		$562,708		$400,000 to $1,250,000
WA Gross Coupon		5.692%		5.000% to 6.500%
WA FICO		746		650 to 813
WA Original Term (mos.)		360 months
WA Remaining Term (mos.)		360 months		358 to 360 months
WA OLTV		68.86%		15.92% to 95.00%
WA Months to First Rate Adjustment Date		120 months		118 to 120 months
Gross Margin		2.250%
WA Rate Ceiling		10.692%		10.000% to 11.500%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA MD MA	54.69 8.69 7.07 4.61 3.20	% % % % %

Banc of America Securities LLC	24

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	101	$56,525,601.07	91.32%
Second Home	9	5,372,309.00	8.68

Total:	110	$61,897,910.07	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 4 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	63	$36,715,088.03	59.32%
PUD-Detached	28	15,480,041.78	25.01
Condominium	15	7,801,473.49	12.60
PUD-Attached	4	1,901,306.77	3.07

Total:	110	$61,897,910.07	100.00%

Mortgage Loan Purpose of the Group 4 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	62	$34,571,851.24	55.85%
Refinance-Rate/Term	31	17,126,685.91	27.67
Refinance-Cashout	17	10,199,372.92	16.48

Total:	110	$61,897,910.07	100.00%

Banc of America Securities LLC	25

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 4 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	60	$33,854,061.13	54.69%
Colorado	3	1,871,920.00	3.02
Connecticut	1	400,000.00	0.65
District of Columbia	2	1,012,500.00	1.64
Florida	9	5,377,152.83	8.69
Georgia	1	588,000.00	0.95
Maryland	5	2,852,485.76	4.61
Massachusetts	3	1,983,000.00	3.20
Minnesota	1	434,000.00	0.70
Nevada	1	413,250.00	0.67
New Mexico	1	479,200.00	0.77
New York	2	1,380,000.00	2.23
North Carolina	1	468,800.00	0.76
Oregon	1	460,000.00	0.74
Pennsylvania	1	616,000.00	1.00
South Carolina	3	1,456,000.00	2.35
Tennessee	2	1,107,000.00	1.79
Texas	3	1,396,031.35	2.26
Vermont	1	875,000.00	1.41
Virginia	8	4,373,509.00	7.07
Washington	1	500,000.00	0.81

Total:	110	$61,897,910.07	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.48% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	26

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 4 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Southern California	33	$17,493,370.65	51.67%
Northern California	27	16,360,690.48	48.33

Total:	60	$33,854,061.13	100.00%

Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	2	$800,000.00	1.29%
400,000.01 - 450,000.00	26	11,123,193.01	17.97
450,000.01 - 500,000.00	25	11,871,292.71	19.18
500,000.01 - 550,000.00	11	5,774,484.00	9.33
550,000.01 - 600,000.00	16	9,354,917.60	15.11
600,000.01 - 650,000.00	8	5,000,797.00	8.08
650,000.01 - 700,000.00	7	4,710,102.83	7.61
700,000.01 - 750,000.00	2	1,468,000.00	2.37
750,000.01 - 800,000.00	4	3,064,500.00	4.95
800,000.01 - 850,000.00	1	844,372.92	1.36
850,000.01 - 900,000.00	1	875,000.00	1.41
900,000.01 - 950,000.00	2	1,845,000.00	2.98
950,000.01 - 1,000,000.00	4	3,916,250.00	6.33
1,000,000.01 - 1,500,000.00	1	1,250,000.00	2.02

Total:	110	$61,897,910.07	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $562,708.

Banc of America Securities LLC	27

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
15.01 - 20.00	2	$884,507.56	1.43%
20.01 - 25.00	2	1,071,797.00	1.73
25.01 - 30.00	1	600,000.00	0.97
30.01 - 35.00	2	1,481,000.00	2.39
35.01 - 40.00	1	530,000.00	0.86
45.01 - 50.00	5	3,673,000.00	5.93
50.01 - 55.00	4	1,888,000.00	3.05
55.01 - 60.00	5	2,842,400.00	4.59
60.01 - 65.00	11	5,528,011.04	8.93
65.01 - 70.00	10	4,926,309.00	7.96
70.01 - 75.00	14	9,100,550.00	14.70
75.01 - 80.00	52	28,959,085.47	46.79
90.01 - 95.00	1	413,250.00	0.67

Total:	110	$61,897,910.07	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 68.86%.

Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.751 - 5.000	3	$1,657,400.00	2.68%
5.001 - 5.250	11	6,857,465.00	11.08
5.251 - 5.500	18	9,437,199.51	15.25
5.501 - 5.750	39	21,520,074.72	34.77
5.751 - 6.000	32	18,418,970.84	29.76
6.001 - 6.250	6	3,546,000.00	5.73
6.251 - 6.500	1	460,800.00	0.74

Total:	110	$61,897,910.07	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.692% per annum.

Banc of America Securities LLC	28

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Gross Margin of the Group 4 Mortgage Loans(1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	110	$61,897,910.07	100.00%

Total:	110	$61,897,910.07	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 4 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.751 - 10.000	3	$1,657,400.00	2.68%
10.001 - 10.250	11	6,857,465.00	11.08
10.251 - 10.500	18	9,437,199.51	15.25
10.501 - 10.750	39	21,520,074.72	34.77
10.751 - 11.000	32	18,418,970.84	29.76
11.001 - 11.250	6	3,546,000.00	5.73
11.251 - 11.500	1	460,800.00	0.74

Total:	110	$61,897,910.07	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.692% per annum.

First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
August 1, 2015	2	$1,179,352.83	1.91%
September 1, 2015	37	20,853,398.08	33.69
October 1, 2015	71	39,865,159.16	64.40

Total:	110	$61,897,910.07	100.00%

As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 120 months.

Banc of America Securities LLC	29

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Remaining Terms of the Group 4 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	110	$61,897,910.07	100.00%

Total:	110	$61,897,910.07	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	7	$3,922,500.00	6.34%
751 - 800	48	26,783,952.95	43.27
701 - 750	39	22,772,520.96	36.79
651 - 700	15	7,793,936.16	12.59
601 - 650	1	625,000.00	1.01

Total:	110	$61,897,910.07	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	30

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Collateral Summary of the Mortgage Loans
Description of The Mortgage Loans

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 70.20% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid ARMs and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid ARMs. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid ARMs and 5% for the 5/1, 7/1 and 10/1 Hybrid ARMs, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$482,274,365
Total Number of Loans		875
Average Loan Principal Balance		$551,171		$165,083 to $1,330,000
WA Gross Coupon		5.466%		3.750% to 6.750%
WA FICO		743		621 to 825
WA Original Term (mos.)		360 months		240 to 360 months
WA Remaining Term (mos.)		359 months		239 to 360 months
WA OLTV		71.94%		14.29% to 95.00%
WA Months to First Rate Adjustment Date		67 months		25 to 120 months
Gross Margin		2.250%
WA Rate Ceiling		10.620%		8.750% to 12.750%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA MD IL	43.89 9.76 8.64 4.23 3.32	% % % % %

Banc of America Securities LLC	31

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Occupancy of Mortgaged Properties of the Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	790	$435,118,222.42	90.22%
Second Home	82	45,655,341.60	9.47
Investor Property	3	1,500,801.32	0.31

Total:	875	$482,274,365.34	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	486	$273,198,113.68	56.65%
PUD-Detached	224	127,385,627.52	26.41
Condominium	125	62,691,819.18	13.00
PUD-Attached	29	13,245,672.36	2.75
Townhouse	5	2,572,998.72	0.53
Cooperative	2	1,150,429.08	0.24
2-Family	2	1,058,893.28	0.22
3-Family	2	970,811.52	0.20

Total:	875	$482,274,365.34	100.00%

Mortgage Loan Purpose of the Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	576	$316,432,575.18	65.61%
Refinance-Rate/Term	163	92,693,561.94	19.22
Refinance-Cashout	136	73,148,228.22	15.17

Total:	875	$482,274,365.34	100.00%

Banc of America Securities LLC	32

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Alabama	1	$553,243.38	0.11%
Alaska	1	493,120.00	0.10
Arizona	13	5,882,549.89	1.22
California	389	211,691,296.10	43.89
Colorado	17	11,075,871.48	2.30
Connecticut	9	5,810,724.51	1.20
Delaware	1	510,377.00	0.11
District of Columbia	11	6,080,712.10	1.26
Florida	84	47,047,164.59	9.76
Georgia	18	10,300,096.97	2.14
Hawaii	6	4,178,330.13	0.87
Illinois	28	16,013,063.33	3.32
Indiana	1	960,000.00	0.20
Kansas	2	1,258,969.31	0.26
Maine	1	424,000.00	0.09
Maryland	34	20,377,981.45	4.23
Massachusetts	19	11,277,752.81	2.34
Michigan	5	2,442,000.00	0.51
Minnesota	7	3,754,407.00	0.78
Missouri	6	2,872,210.77	0.60
Montana	2	1,145,494.30	0.24
Nebraska	1	552,000.00	0.11
Nevada	15	8,486,521.54	1.76
New Jersey	15	8,173,757.32	1.69
New Mexico	4	2,215,200.00	0.46
New York	10	5,267,224.86	1.09
North Carolina	17	8,479,561.64	1.76
Ohio	1	440,000.00	0.09
Oklahoma	1	474,000.00	0.10
Oregon	4	2,641,999.49	0.55
Pennsylvania	6	4,387,020.00	0.91
Rhode Island	1	750,000.00	0.16
South Carolina	18	10,408,008.08	2.16
Tennessee	7	3,973,008.61	0.82
Texas	15	8,311,171.81	1.72
Utah	3	1,730,406.29	0.36
Vermont	3	1,773,437.80	0.37
Virginia	84	41,673,814.43	8.64
Washington	14	7,780,268.35	1.61
Wisconsin	1	607,600.00	0.13

Total:	875	$482,274,365.34	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.61% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	33

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

California State Distribution of the Mortgaged Properties of the

Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	214	$118,924,970.59	56.18%
Southern California	175	92,766,325.51	43.82

Total:	389	$211,691,296.10	100.00%

Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
150,000.01 - 200,000.00	1	$165,083.00	0.03%
350,000.01 - 400,000.00	38	15,110,268.82	3.13
400,000.01 - 450,000.00	228	97,283,600.62	20.17
450,000.01 - 500,000.00	180	86,240,848.33	17.88
500,000.01 - 550,000.00	111	58,427,362.38	12.11
550,000.01 - 600,000.00	92	53,151,650.10	11.02
600,000.01 - 650,000.00	61	38,463,795.05	7.98
650,000.01 - 700,000.00	39	26,537,691.54	5.50
700,000.01 - 750,000.00	37	27,034,404.46	5.61
750,000.01 - 800,000.00	20	15,601,175.68	3.23
800,000.01 - 850,000.00	15	12,498,138.00	2.59
850,000.01 - 900,000.00	13	11,518,815.98	2.39
900,000.01 - 950,000.00	8	7,450,129.53	1.54
950,000.01 - 1,000,000.00	24	23,610,525.62	4.90
1,000,000.01 - 1,500,000.00	8	9,180,876.23	1.90

Total:	875	$482,274,365.34	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $551,171.

Banc of America Securities LLC	34

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Original Loan-To-Value Ratios of the Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.01 - 15.00	2	$1,488,900.40	0.31%
15.01 - 20.00	2	884,507.56	0.18
20.01 - 25.00	6	3,131,791.20	0.65
25.01 - 30.00	2	1,000,000.00	0.21
30.01 - 35.00	7	4,760,497.99	0.99
35.01 - 40.00	5	2,803,255.96	0.58
40.01 - 45.00	11	7,381,665.04	1.53
45.01 - 50.00	21	14,970,062.50	3.10
50.01 - 55.00	21	11,046,184.94	2.29
55.01 - 60.00	42	22,348,592.94	4.63
60.01 - 65.00	57	32,529,599.60	6.75
65.01 - 70.00	104	57,668,847.24	11.96
70.01 - 75.00	94	52,948,977.13	10.98
75.01 - 80.00	490	264,310,210.47	54.80
80.01 - 85.00	1	493,000.00	0.10
85.01 - 90.00	5	2,428,896.57	0.50
90.01 - 95.00	5	2,079,375.80	0.43

Total:	875	$482,274,365.34	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 71.94%.

Banc of America Securities LLC	35

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Current Mortgage Interest Rates of the Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.501 - 3.750	1	$401,250.00	0.08%
3.751 - 4.000	6	3,935,683.66	0.82
4.001 - 4.250	12	7,031,518.34	1.46
4.251 - 4.500	19	10,490,000.18	2.18
4.501 - 4.750	27	15,174,631.78	3.15
4.751 - 5.000	59	33,804,102.69	7.01
5.001 - 5.250	136	78,149,282.92	16.20
5.251 - 5.500	220	119,496,394.78	24.78
5.501 - 5.750	224	120,840,541.89	25.06
5.751 - 6.000	132	71,395,509.69	14.80
6.001 - 6.250	23	13,215,967.09	2.74
6.251 - 6.500	12	6,177,182.32	1.28
6.501 - 6.750	4	2,162,300.00	0.45

Total:	875	$482,274,365.34	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.466% per annum.

Gross Margin of the Mortgage Loans(1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	875	$482,274,365.34	100.00%

Total:	875	$482,274,365.34	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC	36

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Rate Ceilings of the Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.501 - 8.750	1	$401,250.00	0.08%
8.751 - 9.000	6	3,935,683.66	0.82
9.001 - 9.250	12	7,031,518.34	1.46
9.251 - 9.500	19	10,490,000.18	2.18
9.501 - 9.750	27	15,174,631.78	3.15
9.751 - 10.000	56	31,994,102.69	6.63
10.001 - 10.250	116	65,630,558.40	13.61
10.251 - 10.500	177	94,218,300.24	19.54
10.501 - 10.750	194	103,117,233.16	21.38
10.751 - 11.000	116	62,552,975.94	12.97
11.001 - 11.250	38	22,915,291.94	4.75
11.251 - 11.500	50	29,043,476.86	6.02
11.501 - 11.750	32	18,760,808.73	3.89
11.751 - 12.000	19	10,652,533.75	2.21
12.001 - 12.250	5	2,819,399.67	0.58
12.251 - 12.500	5	2,411,800.00	0.50
12.501 - 12.750	2	1,124,800.00	0.23

Total:	875	$482,274,365.34	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.620% per annum.

Banc of America Securities LLC	37

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

First Rate Adjustment Date of the Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
November 1, 2007	1	$692,707.36	0.14%
August 1, 2008	2	1,254,000.00	0.26
September 1, 2008	75	43,880,063.85	9.10
October 1, 2008	49	28,511,890.00	5.91
July 1, 2009	1	562,925.91	0.12
June 1, 2010	1	165,083.00	0.03
July 1, 2010	5	3,277,319.60	0.68
August 1, 2010	8	3,949,241.12	0.82
September 1, 2010	316	170,705,919.91	35.40
October 1, 2010	187	101,926,410.80	21.13
August 1, 2012	1	576,000.00	0.12
September 1, 2012	71	37,709,336.72	7.82
October 1, 2012	48	27,165,557.00	5.63
August 1, 2015	2	1,179,352.83	0.24
September 1, 2015	37	20,853,398.08	4.32
October 1, 2015	71	39,865,159.16	8.27

Total:	875	$482,274,365.34	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 67 months.

Remaining Terms of the Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
221 - 240	1	$723,359.93	0.15%
281 - 300	2	906,558.17	0.19
341 - 360	872	480,644,447.24	99.66

Total:	875	$482,274,365.34	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC	38

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J	$482,736,765 (approximate)

Credit Scoring of Mortgagors of the Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	51	$29,809,372.85	6.18%
751 - 800	390	216,335,560.82	44.86
701 - 750	276	149,632,416.82	31.03
651 - 700	130	70,955,450.78	14.71
601 - 650	25	13,860,081.07	2.87
Not Scored	3	1,681,483.00	0.35

Total:	875	$482,274,365.34	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	39

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-J $463,464,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

October 11, 2005

Trading	Brian Hargrave Richard Nicklas	(212) 526-8320 (212) 526-8320
Syndicate	Kevin White Bob Caldwell Dan Covello Paul Tedeschi	(212) 526-9519 (212) 526-9519 (212) 526-9519 (212) 526-9519
Residential Finance	Mary Stone Nick Stimola	(212) 526-9606 (212) 526-0212

BoAMS 2005-J	$463,464,000 (approximate)

Table of Contents

• Preliminary Summary of Certificates (To Roll)	pg. 3

• Preliminary Summary of Certificates (To Maturity)	pg. 4

• Preliminary Summary of Terms	pg. 5

• Preliminary Credit Support	pg. 12

• Preliminary Priority of Distributions	pg. 12

• Preliminary Bond Summary (To Roll)	pg. 13

• Preliminary Bond Summary (To Maturity)	pg. 17

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Certificates
To Roll (1)
Class	Approx. Size (2)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB	Delay Days	Expected Ratings (Moody’s/Fitch)
Offered Certificates
1-A-1	$68,540,000	Variable – Pass-Through (3)	1.95	1-36	10/25/2008	24	Aaa / AAA
1-A-2	2,899,000	Variable – Pass-Through (3)	1.95	1-36	10/25/2008	24	Aa1 / AAA
2-A-1	129,351,000	Variable – Pass-Through (4)	2.57	1-60	10/25/2010	24	Aaa / AAA
2-A-2	10,943,000	Variable – Pass-Through (4)	2.57	1-60	10/25/2010	24	Aa1 / AAA
2-A-3	82,013,000	Variable – Sequential (4)	1.40	1-40	2/25/2009	24	Aaa / AAA
2-A-4	21,039,000	Variable – Sequential (4)	4.17	40-59	9/25/2010	24	Aaa / AAA
2-A-5	26,298,000	Variable – Sequential (4)	4.94	59-60	10/25/2010	24	Aaa / AAA
3-A-1	60,345,000	Variable – Pass-Through (5)	2.91	1-84	10/25/2012	24	Aaa / AAA
3-A-2	2,553,000	Variable – Pass-Through (5)	2.91	1-84	10/25/2012	24	Aa1 / AAA
4-A-1	57,069,000	Variable – Pass-Through (6)	3.20	1-120	10/25/2015	24	Aaa / AAA
4-A-2	2,414,000	Variable – Pass-Through (6)	3.20	1-120	10/25/2015	24	Aa1 / AAA
Not Offered Hereunder
B-1	$11,093,000						N.A.
B-2	2,894,000						N.A.
B-3	1,929,000						N.A.
B-4	965,000						N.A.
B-5	964,000						N.A.
B-6	965,265.34						N.A.
1-A-R	100						N.A.

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015 respectively.
(2)	Class sizes are subject to change.
(3)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Certificates
To Maturity
Class	Approx. Size (1)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos) (2)	Expected Final Maturity (2)	Delay Days	Expected Ratings (Moody’s/Fitch)
Offered Certificates
1-A-1	$68,540,000	Variable – Pass-Through (3)	3.29	1-360	10/25/2035	24	Aaa / AAA
1-A-2	2,899,000	Variable – Pass-Through (3)	3.29	1-360	10/25/2035	24	Aa1 / AAA
2-A-1	129,351,000	Variable – Pass-Through (4)	3.31	1-360	10/25/2035	24	Aaa / AAA
2-A-2	10,943,000	Variable – Pass-Through (4)	3.31	1-360	10/25/2035	24	Aa1 / AAA
2-A-3	82,013,000	Variable – Sequential (4)	1.40	1-40	2/25/2009	24	Aaa / AAA
2-A-4	21,039,000	Variable – Sequential (4)	4.21	40-64	2/25/2011	24	Aaa / AAA
2-A-5	26,298,000	Variable – Sequential (4)	8.52	64-360	10/25/2035	24	Aaa / AAA
3-A-1	60,345,000	Variable – Pass-Through (5)	3.31	1-360	10/25/2035	24	Aaa / AAA
3-A-2	2,553,000	Variable – Pass-Through (5)	3.31	1-360	10/25/2035	24	Aa1 / AAA
4-A-1	57,069,000	Variable – Pass-Through (6)	3.36	1-360	10/25/2035	24	Aaa / AAA
4-A-2	2,414,000	Variable – Pass-Through (6)	3.36	1-360	10/25/2035	24	Aa1 / AAA

(1)	Class sizes are subject to change.
(2)	Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.
(3)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Transaction:	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2005-J

Lead Manager (Book Runner):	Banc of America Securities LLC

Co-Managers:	Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:	Bank of America, N.A.

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Transaction Size:	$482,274,365

Securities Offered:

$68,540,000 Class 1-A-1 Certificates

$2,899,000 Class 1-A-2 Certificates

$129,351,000 Class 2-A-1 Certificates

$10,943,000 Class 2-A-2 Certificates

$82,013,000 Class 2-A-3 Certificates

$21,039,000 Class 2-A-4 Certificates

$26,298,000 Class 2-A-5 Certificates

$60,345,000 Class 3-A-1 Certificates

$2,553,000 Class 3-A-2 Certificates

$57,069,000 Class 4-A-1 Certificates

$2,414,000 Class 4-A-2 Certificates

Group 1 Collateral:	3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.49% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:	5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.47% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Group 4 Collateral:	10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.28% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:	Week of October 10, 2005

Expected Closing Date:	On or about October 27, 2005

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: November 25, 2005)

Cut-Off Date:	October 1, 2005

Class A Certificates:	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates (the “Class A Certificates”). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the “Class B Certificates”). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:	Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:	Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5 Certificates

Group 3-A Certificates:	Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:	Class 4-A-1 and 4-A-2 Certificates

Super Senior Certificates:	Class 1-A-1, 2-A-1, 2-A-3, 2-A-4, 2-A-5, 3-A-1 and 4-A-1 Certificates

Super Senior Support Certificates:	Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2 Certificates

Sequential Senior Certificates:	Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:	30/360

Prepayment Speed:	25% CPB

Clearing:	DTC, Clearstream and Euroclear

Denominations:	Original Certificate Form	Minimum Denominations	Incremental Denominations
Class A Offered Certificates	Book Entry	$1,000	$1

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

SMMEA Eligibility:	The Class A Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Tax Structure:	REMIC

Optional Clean-up Call:	Any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date (“Cut-off Date Pool Principal Balance”).

Principal Distribution:	Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificate and then to the Class 1-A-1 and 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates, concurrently, as follows, (A) approximately 95.941686075%, concurrently as follows, (i) approximately 50.0001932733% to the Class 2-A-1 Certificates until their class balance has been reduced to zero and (ii) sequentially, as follows, approximately 49.9998067267% to the Class 2-A-3, 2-A-4 and 2-A-5 Certificates, in that order, until their class balances have been reduced to zero, and (B) approximately 4.058313925% to the Class 2-A-2 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and 3-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Preliminary Priority of Distributions section.)

Interest Accrual:	Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on October 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Administrative Fee:	The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The “Administrative Fees” consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the “Servicing Fee”) and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the “Administrative Fee Rate”) equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The “Trustee Fee Rate” will be 0.0045% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:	The aggregate Servicing Fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:	As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:	The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:	The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Senior Prepayment Percentage:	For the following Distribution Dates, will be as follows:
	Distribution Date	Senior Prepayment Percentage
	November 2005 through October 2012	100%;
	November 2012 through October 2013	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;
	November 2013 through October 2014	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;
	November 2014 through October 2015	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;
	November 2015 through October 2016	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;
	November 2016 and thereafter	the applicable Senior Percentage;

provided, however,

(i)       if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the “Total Senior Percentage”) exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

(ii)      if for each Group of Certificates on any Distribution Date prior to the November 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii)    if for each Group of Certificates on or after the November 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Summary of Terms

Principal Amount:	The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds (other than any foreclosure profits net of unreimbursed expenses and unreiumbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:	The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:	The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

Preliminary Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Roll (1)
1-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100.300000	5.013	4.969	4.944	4.915	4.884	4.809	4.713
Average Life (Years)	2.703	2.309	2.126	1.954	1.791	1.495	1.234
Modified Duration	2.457	2.110	1.948	1.796	1.652	1.387	1.153
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008
Principal # Months	36	36	36	36	36	36	36

1-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100.062500	5.109	5.081	5.065	5.047	5.027	4.979	4.918
Average Life (Years)	2.703	2.309	2.126	1.954	1.791	1.495	1.234
Modified Duration	2.456	2.108	1.946	1.793	1.649	1.385	1.150
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008
Principal # Months	36	36	36	36	36	36	36

2-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.750000	5.143	5.136	5.132	5.128	5.122	5.110	5.094
Average Life (Years)	4.279	3.314	2.922	2.571	2.261	1.751	1.359
Modified Duration	3.719	2.915	2.586	2.290	2.027	1.590	1.250
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010
Principal # Months	60	60	60	60	60	60	60

2-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.421875	5.232	5.249	5.259	5.271	5.285	5.317	5.357
Average Life (Years)	4.279	3.314	2.922	2.571	2.261	1.751	1.359
Modified Duration	3.716	2.910	2.581	2.284	2.021	1.584	1.245
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010
Principal # Months	60	60	60	60	60	60	60

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Roll (1)
2-A-3

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.812500	5.122	5.095	5.073	5.049	5.023	4.967	4.903
Average Life (Years)	3.883	2.372	1.789	1.400	1.139	0.809	0.608
Modified Duration	3.394	2.133	1.640	1.302	1.070	0.769	0.582
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	09/25/2010	09/25/2010	01/25/2010	02/25/2009	06/25/2008	09/25/2007	03/25/2007
Principal # Months	59	59	51	40	32	23	17

2-A-4

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.281250	5.257	5.257	5.259	5.271	5.292	5.341	5.397
Average Life (Years)	4.930	4.911	4.798	4.170	3.384	2.368	1.760
Modified Duration	4.254	4.239	4.152	3.660	3.028	2.174	1.641
Principal Window Begin	09/25/2010	09/25/2010	01/25/2010	02/25/2009	06/25/2008	09/25/2007	03/25/2007
Principal Window End	10/25/2010	09/25/2010	09/25/2010	09/25/2010	01/25/2010	10/25/2008	12/25/2007
Principal # Months	2	1	9	20	20	14	10

2-A-5

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.796875	5.136	5.136	5.136	5.136	5.135	5.130	5.121
Average Life (Years)	4.994	4.974	4.958	4.945	4.863	4.193	3.378
Modified Duration	4.307	4.291	4.279	4.269	4.206	3.678	3.014
Principal Window Begin	10/25/2010	09/25/2010	09/25/2010	09/25/2010	01/25/2010	10/25/2008	12/25/2007
Principal Window End	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010	10/25/2010
Principal # Months	1	2	2	2	10	25	35

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Roll (1)
3-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.765625	5.310	5.300	5.295	5.288	5.281	5.263	5.242
Average Life (Years)	5.676	4.028	3.423	2.913	2.487	1.841	1.389
Modified Duration	4.702	3.415	2.936	2.527	2.183	1.651	1.269
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012
Principal # Months	84	84	84	84	84	84	84

3-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.390625	5.389	5.410	5.422	5.437	5.453	5.491	5.538
Average Life (Years)	5.676	4.028	3.423	2.913	2.487	1.841	1.389
Modified Duration	4.696	3.407	2.928	2.519	2.175	1.643	1.262
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012	10/25/2012
Principal # Months	84	84	84	84	84	84	84

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Roll (1)
4-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100.015625	5.437	5.403	5.383	5.360	5.335	5.275	5.204
Average Life (Years)	7.613	4.800	3.897	3.195	2.651	1.892	1.404
Modified Duration	5.891	3.893	3.231	2.705	2.287	1.685	1.281
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015
Principal # Months	120	120	120	120	120	120	120

4-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99.453125	5.532	5.548	5.558	5.569	5.581	5.610	5.645
Average Life (Years)	7.613	4.800	3.897	3.195	2.651	1.892	1.404
Modified Duration	5.877	3.876	3.215	2.689	2.273	1.673	1.271
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015	10/25/2015
Principal # Months	120	120	120	120	120	120	120

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2008, October 2010, October 2012 and October 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Maturity
1-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100.300000	5.978	5.703	5.574	5.448	5.328	5.101	4.890
Average Life (Years)	11.831	5.501	4.171	3.294	2.680	1.887	1.399
Modified Duration	7.487	4.209	3.370	2.768	2.318	1.696	1.288
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	04/25/2033
Principal # Months	360	360	360	360	360	360	330

1-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100.062500	6.009	5.759	5.644	5.534	5.430	5.241	5.074
Average Life (Years)	11.831	5.501	4.171	3.294	2.680	1.887	1.399
Modified Duration	7.474	4.199	3.362	2.761	2.311	1.691	1.283
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	06/25/2035	07/25/2029
Principal # Months	360	360	360	360	360	356	285

2-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.750000	5.875	5.584	5.471	5.377	5.301	5.193	5.127
Average Life (Years)	11.941	5.535	4.190	3.305	2.686	1.889	1.399
Modified Duration	7.679	4.269	3.401	2.781	2.320	1.690	1.280
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	12/25/2033
Principal # Months	360	360	360	360	360	360	338

2-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.421875	5.918	5.661	5.568	5.495	5.442	5.388	5.385
Average Life (Years)	11.941	5.535	4.190	3.305	2.686	1.889	1.399
Modified Duration	7.660	4.255	3.389	2.771	2.311	1.683	1.274
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	03/25/2031
Principal # Months	360	360	360	360	360	360	305

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Maturity

2-A-3

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.812500	5.600	5.113	5.073	5.049	5.023	4.967	4.903
Average Life (Years)	6.531	2.421	1.789	1.400	1.139	0.809	0.608
Modified Duration	5.120	2.171	1.640	1.302	1.070	0.769	0.582
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	02/25/2020	07/25/2011	01/25/2010	02/25/2009	06/25/2008	09/25/2007	03/25/2007
Principal # Months	172	69	51	40	32	23	17

2-A-4

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.281250	6.053	5.616	5.378	5.278	5.292	5.341	5.397
Average Life (Years)	17.077	7.200	5.389	4.207	3.385	2.368	1.760
Modified Duration	10.680	5.842	4.587	3.688	3.029	2.174	1.641
Principal Window Begin	02/25/2020	07/25/2011	01/25/2010	02/25/2009	06/25/2008	09/25/2007	03/25/2007
Principal Window End	11/25/2025	10/25/2014	07/25/2012	02/25/2011	01/25/2010	10/25/2008	12/25/2007
Principal # Months	70	40	31	25	20	14	10

2-A-5

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.796875	6.100	5.915	5.786	5.640	5.492	5.294	5.186
Average Life (Years)	24.705	13.914	10.721	8.525	6.951	4.873	3.577
Modified Duration	12.862	9.276	7.772	6.568	5.600	4.156	3.159
Principal Window Begin	11/25/2025	10/25/2014	07/25/2012	02/25/2011	01/25/2010	10/25/2008	12/25/2007
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	12/25/2033
Principal # Months	120	253	280	297	310	325	313

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Maturity

3-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.765625	5.798	5.547	5.461	5.396	5.349	5.287	5.248
Average Life (Years)	12.039	5.560	4.203	3.312	2.689	1.889	1.399
Modified Duration	7.751	4.270	3.393	2.771	2.310	1.682	1.275
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	03/25/2033
Principal # Months	360	360	360	360	360	360	329

3-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.390625	5.846	5.635	5.572	5.532	5.511	5.510	5.543
Average Life (Years)	12.039	5.560	4.203	3.312	2.689	1.889	1.399
Modified Duration	7.729	4.254	3.379	2.759	2.300	1.674	1.269
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	05/25/2035	05/25/2029
Principal # Months	360	360	360	360	360	355	283

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE

BoAMS 2005-J	$463,464,000 (approximate)

Preliminary Bond Summary
To Maturity

4-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100.015625	5.728	5.517	5.449	5.396	5.353	5.280	5.205
Average Life (Years)	12.619	5.712	4.289	3.362	2.720	1.903	1.405
Modified Duration	8.025	4.339	3.431	2.794	2.325	1.691	1.281
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	03/25/2033
Principal # Months	360	360	360	360	360	360	329

4-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99.453125	5.798	5.647	5.613	5.598	5.596	5.613	5.645
Average Life (Years)	12.619	5.712	4.289	3.362	2.720	1.903	1.405
Modified Duration	7.991	4.314	3.410	2.775	2.310	1.679	1.272
Principal Window Begin	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Principal Window End	10/25/2035	10/25/2035	10/25/2035	10/25/2035	10/25/2035	06/25/2035	06/25/2029
Principal # Months	360	360	360	360	360	356	284

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

RESIDENTIAL MORTGAGE FINANCE